Exhibit 10.10

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD

LEASE AGREEMENT

THIS LEASE, made this 18th day of November, by and between Thomas & Howard Company, Inc., a North Carolina Corporation, hereinafter called the "Landlord", and CPN International Ltd., Inc., an Illinois Corporation, hereinafter called the 11Tenant 11 •

W I T N E S S E T H

'That for and in consideration of the covenants and agreements hereinafter set out, to be kept and performed by the Tenant, the Landlord has demised and leased and by these presents does hereby demise and lease, to the Tenant, for the term and upon the conditions hereinafter set out, the following described office and warehouse space, (hereinafter referred to as the "premises"), in a building located in the City of Greensboro, Guilford County, North Carolina, and more particularly described as follows:

Approximy a,te0 square feet out ota 15,000 square foot building located at 81 -'P. ost Street together with the non-exclusive use of
the front par                        ot and rear loading area.

TO HAVE AND TO HOLD said premises and privileges and appurtenances thereunto belonging to the Tenant, its successors and assigns, upon the following terms and conditions:

1.                TIIBM. This Lease shall befor a term oftwo (2) years, which term shall begin on January 1, 1998, and unless sooner tenninated as hereinafter provided, shall continue until midnight ou December 31, 1999.

2.  BfilIT. As rental for said premises, the Tenant covenants and agrees to pay the Landlord for the period January 1, 1998, through December 31, 1999, the sum of One Thousand Two Hundred Fifty and 00/100 Dollars ($1,250.00) per month.

All rent shall be due and payable on the first day of each month, in advance. Ifrent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said payment is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment.

3.    !I.SE. Premises shall be used for such office, assembly, storage, distribution and manufacturing activities as are allowed under existing zoning and recorded covenants. Tenant shall not receive, store or otherwise handle any product, material, merchandise that is highly flanunable, toxic or hazardous within the premises. Tenant intends to use said facility for a wet processing laboratory and sample/distribution outlet. As such, Tenant will install and maintain up to six (6) washer and/or washer-extractors with capacity from 5-125 pounds. Tenant will install and maintain a gas-fired hot water heater for said washer (extractors) and up to four (4) 50-125 pound gas-fired tumble dryers. Tenant will further install a conference and laboratory area to conduct research and development (R&D) and support the aforementioned activities.

4.  ASSIGNMENT OR SUBLEASE. Tenant is hereby granted the right to sublease any part or all of premises to any subtenants who conform to zoning or recorded covenants and with the prior written consent of the Landlord which shall not beunreasonably withheld; provided, however, Tenant shall not be released in any fashion from all covenants of this Lease.

5.  TAXES AND OTHER CHARQES. Duringthe term of this Lease, the Landlord shall pay all ad valorem taxes and municipal assessments assessed against said premises, and the Tenant shall pay all taxes and assessments against its personal property within the premises and all taxes and assessments, ifany, imposed by lawful authority as a result of its use and occupancy of the premises, including leasehold improvements. Tenant agrees to reimburse Landlord in each tax year after 1998 in an amount equal to Tenant's prorata share of any increase in real property taxes over and above taxes fur the tax year 1998 against the demised premises; each such reimbursement shall be made for each year within thirty (30) days after receipt of copies of paid tax statements for the year. The Tenant shall pay all charges for electrical current, gas, water and other public utilities.

6.  INSURANCE. Landlord covenants and agrees to maintain standard fire and extended coverage insurance covering the building on the premises in an amount not less than eighty percent (80/'o) of the replacement cost thereof. Tenant shall pay any addition to, or inorease in the premiums on such insurance, caused solely by the use to which the premises are put by the Tenant, or by any other act of the Tenant. Tenant agrees that it shall bear the full risk of any loss or daruage to its property located on, within or in the vicinity of the premises and shall maintain fire and extended covotage thereon at its sole cost and expense. Landlord shall not be liable in any manner for any loss or damage to Tenant's property located within the premises, it being understood that such loss or damage is Tenant•s risk.

Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant1s use or occupancy of the premises, or as a result ofthe condition of the premises, the liability limits of such policy or policies to be in an amount not less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) with respect to injuries to or death of any one person, and in an amount not less than One Million and 00/100 Dollars ($1,000,000.00) with respect to loss from any one accident or disaster, and in an amount of not less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) with respect to property damaged or destroyed. Said policy shall bewritten by an insurance company qualified to do business in the state within which the premises are located. Such policy or a duly executed certificate of insurance shall be delivered to Landlord within ten (JO) days of first occupancy of premises. Any and all renewals thereof shall be delivered to Landlord at least ten (!0) days prior to the expiration of the then current policy terrn.

7.  DAMAGE OR DESTRUCTION. Ifthe building in which the leased space is located shall bedamaged or destroyed by fire or other casualty, the Landlord shall, except as provided below as soon as practical, repair and restore the sarue to at least as good condition as before such damage or destruction occurred. Provided, however, ifthe building is damaged to the extent that the Landlord is unable to continue to provide at least seventy-five percent (75%) of the leased square footage for the purposes of the Tenant, either party may terminate this Lease by giving written notice of such termination to the other party within thirty (30) days after the occurrence of such damage or destruction. Inthe event of such termination, the Tenant's liability for payment of further rent shall cease as of the date of such destruction or damage or the date of receipt of notice of such termination, whichever shall later occur, and it shall be entitled to a refund of any rent previously paid proportionate to the remainder of the month following such date. IfLandlord or Tenant shall not terminate this Lease as hereinfore provided, and if seventy five (75%) percent or less of the leased square footage suitable for the purpose of Tenant is available after such destruction, Tenant may use such available square footage with rent payable hereunder equal to an amount based upon the remaining tenable premises in relation to the total square footage of the premises.

8.  DEFAULT IN PAYMENT OR BENr: BBEACH OF OTIIBR COVENANTS. Inthe event of any defuuh by the Tenant in the payment of rent, which default shall not be cured within ten (JO) days, or the performance of any other agreement, covenant or obligation under this Lease, which shall not be cured within twenty (20) days unless Tenant commences to remedy such default within said twenty (20) day period and proceeds with due diligence; after written notice thereof, either with or without process of law, Landlord may re-enter and expel or remove Tenant, or any person or persons occupying the sarue, in addition to any other remedies which may then be provided by law or contsined in this Lease. Landlord shall have the right, upon such re-entry, to remove from the leased premises all, or any, personal property or trade fixtures of Tenant located therein, and may place the same in storage in a public warehouse at the expense or risk of the owner or owners thereof. Landlord may exercise said right ofre-entry or taking possession of the leased premises, with or without terminating this Lease. No such re-entry or taking possession of said premises by Landlord, shall be construed as an election on his part to terminate this Lease unless written notice of such election is given by Landlord to Tenant or unless such termination is decreed by a court of competent jurisdiction. Landlord may re-let said premises, or any part thereof, upon re-entry for all or any part of the remainder of the term of this Lease at such rental and upon such terms and conditions as Landlord may, with reasonable diligence, be able to secure. Rentals collected by Landlord from such re-letting said premises shall be applied first to the expenses ofre-letting, and next to the payment of the rental and any other indebtedness due from Tenant to Landlord hereunder. Should the rentals collected frO!ll such re-letting be insufficient to cover the foregoing items, Tenant shall pay the deficiency to Landlord.

If the rent or any other sums due to Landlord by Tenant hereunder is collected by or through an attorney at law, Tenant agrees to pay Landlord's actual and reasonable attorneys' fees incurred with respect thereto not in excess of fifteen percent (15%) of the amount collected. Ifthe laws of the State of North Carolina in effect at the time of such collection limit the amount so payable as attorneys' fees, then the maximum percentage (not in excess of fifteen percent (15%) of the amount so collected} allowed by such laws shall be applicable.

9.  REPAIRS. The Landlord shall keep and maintain the exterior walls and roof of the building (excluding windows and other glass and all exterior doors), located upon the premises in good state of repair and condition; provided, that ifthe Landlord fails to commence any repairs necessary to maintain the exterior walls and roof in such condition, within ten (I0) days after written notice from the Tenant to do so, and to have the repairs completed within a reasonable time, the Tenant may have such repairs made and charge the expense thereof against the Landlord, deducting the same from rentals due or to become due at its option. Landlord agrees to indemnify and hold the Tenant harmless for any loss to property suffered as a result of Landlord's negligence to keep the premises in good repair as provided in this paragraph. Tenant shall maintain the air conditioning and heating equipment; Landlord, if said heating and air conditioning equipment is properly maintained, shall be responsible for replacement of fan motors, compressors, heat exchangers and the housing of said equipment, ifnecessary. Landlord warrants that the plumbing, electrical, and heating and air conditioning systems are in good operable condition on the initial date of occupancy by Tenant. Tenant agrees to maintain and pay for a maintenance contract on the heating and air conditioning system serving the premises. Such contract must provide that upon cancellation, written notice of the same shall be give to Landlord by both parties and shall include at least quarterly service for the filters, motor and belts. Tenant agrees to provide Landlord at all times with a copy of the then currently effective service contract. All other parts and portions of the premises including plumbing, electrical systems, plate glass exterior doors, and grounds shall be kept and maintained in good condition and repair by the Tenant.

10.    STATUTES AND ORDINANCES. The Tenant shall at all times fully and promptly comply with all applicable laws, ordinances, regulations and other order of any public authority.

11.                ALTERATIONS IMPROVEMENTS AND RETURN OF PREMJSES. The Tenant, at its own expense, may make alterations, additions and improvements to the premises; provided, however, that all such alterations additions and improvements of a material or structural nature shall be made only with the prior written consent of the Landlord. All alterations, additions and improvements to the premises, paid for by Tenant, may be removed by Tenant upon termination of this Lease, but Tenant shall restore the premises to their original condition if such alterations, additions and improvements are so removed at the Tenant's expense. The Tenant shall have the right to remove all fixtures, equipment and machinery installed upon the premises by it, provided that removal can be effected without materially damaging or affecting the building structurally. Any damage caused by such removal shall be repaired by the Tenant at its expense. The Tenant agrees that it will return the leased premises at the end of the term or upon any earlier termination of this Lease, in as good order and condition, fire or other casualty, wear and tear excepted, as the same are at the time of commencement of the Lease.

12.                INSPECTION OF PREMISES. SIGNS AND ENTRY BY LANDLORD. The Landlord shall have the right to inspect and examine the premises at all reasonable hours. During the last three (3) months of the term of this Lease, the Landlord shall have the right to post on the premises signs indicating that the same is for sale or for rent and during such time the Landlord, its agents and employees, may enter upon the premises with prospective purchasers or tenants; provided, however, that such entry or entries shall be made only at reasonable times and hours.

13.                NOTICES. All notices required by or provided in this Agreement shall be sufficiently given if mailed by registered or certified mail, addressed as follows:

If intended for the Landlord to:     Thomas & Howard Company, Inc.
P. 0. Box 20387
Greensboro, North Carolina 27420

If intended for the Tenant to:                                                                      CPN International Ltd, Inc.
140 lntracoastal Pointe Drive, Suite 404
Jupiter, Florida 33477

Rent checks should be made payable to Grubb & Ellis The Bissell Companies, Inc. and mailed to:
4602 Dundas Drive, Suite 200
Greensboro, North Carolina 27407

14.    QUIET AND PEACEABLE ENJOYMENT OF PREMISES BY TENANT.  The Landlord covenants that the Tenant on paying the rent reserved and performing the covenants and agreements aforesaid, shall, peaceably and quietly, have, hold and enjoy the leased premises.

I S. INDEMNITY. The Tenant shall save the Landlord hannless from any liability by reason of personal injuries or property damage suffered by any person or persons while on the premises or as a result of the operation of the Tenant's business on the premises.

16.    ENVIRONMENTAL MATTERS· INDEMNITIES. Tenant hereby indemnifies Landlord and agrees to hold Landlord hannless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by or asserted against Landlord for, with respect to, or as •direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, omission, discharging or release from the Premises of any "Hazardous Material" (and as defined herein), including without limitation any losses. liabiliti damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, or any so-called "Suped\md' or "Superlien' law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating or relating to or imposing liability or standards of conduct conceming any Hazardous Material, but only to the extent caused by, or within the control of Tenant. Otherwise, Landlord agrees to indemnify and hold Tenant hannless from all of the foregoing that may have occurred prior to the commencement of the Lease. The provisions of and undertakings and indemnifications set out in this paragraph shall survive the termination of this Lease. Landlord represents, to the best of its knowledge, that the premises do not contain hazardous materials.

For purposes of this Lease, 11Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfimd" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, or relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or any time hereafter in effect.

17.                .fil§NS. All signs to be approved by the Landlord whose decision therein shall be final. The approval of the Landlord shall not be unreasonably withheld.

18.    HOLDING OVER. If Landlord allows the Tenant to hold over or remain in the possession or occupancy ofthe premises hereby leased after the expiration of the term of this Lease, without any written Lease of said premises being actually made and entered into between Landlord and Tenant, such holding over or continued possession or occupancy shall not be deemed or held to operate as any renewal or extension of this Lease, and shall ifrent is paid by Tenant and accepted by Landlord for or during any period of time it so holds over or remains in possession of occupancy, only create a tenancy from month to month at a rental rate of one hundred fifty percent (150%) of the rent hereinbefore specified, which may at any time be tenninated by either Landlord or Tenant giving to the other thirty (30) days' notice of such intention to tenninate the same. The Landlord may refuse, however, to allow the Tenant to hold over upon the expiration of the term of this Lease.

19.                INSOLVENCY OR BANKRUPTCY OF TENANT. Ifat any time during the term of this Lease, the Tenant shall be adjudged bankrupt or insolvent by a federal or state court of competent jurisdiction, at the option of the Landlord, such adjudication shall tenninate and cancel this Lease without any further action on the part of either party hereto, and the Landlord may at once re-enter and take possession of the premises.

20.    SUCCESSORS AND ASSIGNS. This Lease and all the covenants and provisions thereof shall inure to the benefit of and also be binding upon the successors, heirs, and assigns of the parties hereto. Each provision hereof shall be deemed both a covenant and a condition and shall run with the land.

21.	RENEWAL OPTIONS. In consideration of the premises, the Landlord hereby grants
- Tu-                                                  and              to          m            this            b  W
periods of one (1) year each commencing at the expiration of the original two (2) year term or the then-current term, however, that notice(s) of the exercise of such options shall be given by Tenant to the Landlord at least ninety (90) days before the expiration of the original term of this Lease or the then-current term, which notice(s) must be in writing. All the terms, provisions, covenants and conditions of the Lease shall apply to the option(s) to renew or extend except: At the beginning of each option to renew or extend, rent shall be increased in the same percentage as the Cost of Living Index has been increased on December 31, 1999; December 31, 2000; or December 31, 2001, from the January 1, 1998, level. The Cost of Living Index shall be measured by the Consumer Price Index ofthe Bureau of Labor Statistics of the United States Department of Labor if such Index shall be in use on December 31, 1999; December 31, 2000; or December 31, 2001; and if not, then by the Index generally acceptable as being comparable thereto. In no event shall rent be less than One Thousand Two Hundred Fifry and 00/100 Dollars ($1,250.00) by reason of this provision.  * ( SEE BELOW )

22.      SECURITY DEPOSIT. Tenant agrees to deposit with Landlord the sum of One Thousand Two Hundred Fifty and 00/100 Dollars ($1,250.00) which sum shall be held by Landlord, without obligation of interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of l.andlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fond to the extent necesswy to make good any arrears of rent and any other damage, injury, expense or liability caused by such event of default and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Upon tennination of this lease. if Tenant is not then in default, any remaining balance of such deposit shall be returned by Landlord to Tenant within ten (JO) days of request.

23.                COMPLETE AGREEMENT. This written Lease contains the complete agreement of the parties with reference to the leasing of said property. No waiver of any breach of contract herein shall be construed as a waiver of the covenant itself or any subsequent breach thereof.

21. *(CONTINUED) In addition, the increases for the years 2000, 2001 , 2002 shall be the lesser of the Consumer Price Index of the Bureau of Labor Statistics of the US Dept. of Labor if such index shall be in use on December -31 , 1 999;and if not, then.by the index generally acceptable as being comparable thereto or 4%.

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed in triplicate, this 18th day of November, I997.

Attest:	LANDLORD:
Thomas & Howard Company) Inc.
/s/ Thomas & Howard Company
Corporate Secretary	/s/ Thomas & Howard Company

TENANT
Attest:	CPN International Ltd, Inc.
/s/	/s/ Mark A. Emalfarb
Corporate Secretary	President

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD
2nd LEASE AMENDMENT

THIS AMENDMENT  made and entered into this 29th day of June, 2005, by and between Thomas & Howard Company, hereinafter referred to as "Landlord", party of the first part, and DYADIC INTERNATIONAL, INC., a Florida Corporation hereinafter referred to as "Tenant", party of the second part.

W I T N E S S E T H:

WHEREAS, under date of November 18, 1997, CPN International, Ltd entered into a Lease with Landlord covering 3150 square feet out of a 15,000 SF building located at 812 E. Post Street, Greensboro, North Carolina.

WHEREAS, subsequent to the date of November 18, 1997, CPN International, Ltd. was succeeded in interest by Dyadic International, and

WHEREAS, Tenant exercised its 1st option to renew it's lease for a term expiring December 31, 2000 via Tenant's letterhead dated April 7, 1999 and

WHEREAS, Tenant exercised its 2nd option to renew it's lease for a term expiring December 31, 2001 via Tenant's letterhead dated July 25, 2000 and

WHEREAS, Tenant exercised its 3rd option to renew it's lease for a term expiring December 31,
2002 via Tenant's letterhead dated September 4, 2001, and

WHEREAS, Landlord and Tenant amended said Lease of November 18, 1997 for the purpose of granting to Tenant two (2) additional options to renew it's Lease, and

WHEREAS, Tenant exercised its 4th option to renew it's lease for a term expiring December 31, 2003 via Tenant's letterhead dated July 15, 2002, and

WHEREAS, Tenant exercised its 5th option to renew it's lease for a term expiring December 31, 2004 via Tenant's letterhead dated August 21. 2003, and

WHEREAS, Tenant exercised its 6th option to renew it's lease for a term expiring December 31,
2005 via Tenant's letterhead dated October 19, 2004

WHEREAS, by mutual agreement, it is the desire purpose and intent of the Landlord and Tenant to amend said Lease to set forth their agreement relative leasing additional space and changing the rental rate, and to that end and in consideration of the premises and the sum of One Dollar ($1.00) in hand paid by each of the parties to the other, the receipt of both sums being acknowledged hereby, the said Lease is amended as follows:

1.    The Lease of November 18, 1998, entered into by and between Landlord and Tenant is amended hereby by adding the lease of an air conditioned storage building to the rear of Tenant's premises beginning July 1, 2005 through the current termination date of the lease December 31, 2005.

2.    The monthly rent for the period July 1, 2005 through December 31, 2005 will be changed to ONE THOUSAND NINE HUNDRED FIFTY-FIVE AND 09/100 DOLLARS ($1,955.09).

3.	This Amendment is effective as of the date of execution by both parties.

4.  The said Lease of November 18, 1998, with 1st Amendment dated July 19, 2002 and with this 2nd Amendment by and between Landlord and Tenant as amended by this instrument is ratified, approved and confirmed hereby by Landlord and Tenant.

IN WITNESS WHEREOF, the Landlord has caused this instrument to be executed by its duly authorized officer, and the Tenant has caused this instrument to be executed by its duly authorized officer, for the uses and purposes stated herein this 29th day of June, 2005.

LANDLORD:
Thomas & Howard Company

/s/ Thomas & Howard Company
Secretary	President

TENANT:
Attest:	Dyadic International, Inc.

/s/ Mark A. Emalfarb
Secretary	President

STATE OF NORTH CAROLINA COUNTY OF

GUILFORD

3rd LEASE AMENDMENT

THIS AMENDMENT, made and entered into this 19th day of July, 2002,, by and between Thomas & Howard Company. Hereinafter referred to as "Landlord", party  of the first part, and  DYADIC INTERNATIONAL, INC., a Florida Corporation hereinafter referred to as "Tenant", party of the second part.

W I T N E S S E T H:

WHEREAS, under date of November 18, 1997, CPN International, Ltd entered into a Lease with Landlord covering 3150 square feet out of a 15,000 SF building located at 812 E. Post Street, Greensboro, North Carolina.

WHEREAS, subsequent to the date of November 18, 1997, CPN International, Ltd. was succeeded in interest by Dyadic International, and

WHEREAS, Tenant exercised its 1st option to renew it's lease for a term expiring December 31, 2000 via Tenant's letterhead dated April 7, 1999 and

WHEREAS, Tenant exercised its 2nd option to renew it's lease for a term expiring December 31, 2001 via Tenant's letterhead dated July 25, 2000 and

WHEREAS, Tenant exercised its 3rd option to renew it's lease for a term expiring December 31, 2002 via Tenant's letterhead dated September 4, 2001, and

WHEREAS, by mutual agreement, it is the desire purpose and intent of the Landlord and Tenant to amend said Lease to set forth their agreement relative renewing the Lease, changing the rental rate and adding two (2) additional one (1) year options, and to that end and in consideration  of the premises and the sum of One Dollar ($1.00) in hand paid by each of the parties to the other, the receipt of both sums being acknowledged hereby, the said Lease is amended as follows:

1.  The Lease of November 19, 1998, entered into by and between Landlord and Tenant is amended hereby by changing on Page 1 of the Lease within Paragraph 1 TERM, the expiration of the date of the Lease to December 31, 2003.

2.  The Lease of November 18, 1998 is further amended hereby changing the rental rate effective January 1, 2003, to One Thousand Three Hundred Ninety and 00/100 dollars ($1,390.00) per month through December 31, 2003.

3.  The following paragraph 24 Additional Renewal Options is hereby added to said Lease of November 18, 1998:

Additional  Renewal Options: In consideration of the premises, the Landlord hereby grants unto the Tenant the exclusive right and option to renew or extend this Lease for two further periods of one (1) year each, commencing January 1, 2004 and January 1, 2005, provided however, that notice of the exercise of such option shall be given by the Tenant to the Landlord at least NINETY (90) days before the expiration of the original term of NINETY (90) days before the end of the then current term of this Lease, which notice must be in writing. All terms, provisions, covenants and conditions of the Lease shall apply to the options to renew except" At the beginning of the option to renew or extend, the rent paid during the year of 2003 (1,390.00) shall be increased by the percentage the Cost of Living index has been increased on December 31, 2003 and December 31, 2004 from the January 1, 2003 level. The Cost of Living Index shall be measured by the Consumer Price Index of the Bureau of Labor Statistics of the United States Department of Labor (All Urban Consumers - South, 1982-84= 100>) if such Index shall be in use on December 31, 2003 and December 31, 2004 and if not, then by the Index generally accepted as being comparable thereto. In no event shall rent be less than one thousand three hundred ninety 00/100 dollars (1,390.00) per month by reason of this provision.

4.	This Amendment is effective as of the date of execution by both parties.

5.  The said Lease of November 18, 1998, with Amendment, by and between Landlord and Tenant as amended by this instrument is ratified, approved and confirmed hereby by Landlord and Tenant.

IN WITNESS WHEREOF, the Landlord has caused this instrument to be executed by its duly authorized officer, and the Tenant has caused this instrument to be executed by its duly authorized officer, for the uses and purposes stated herein this  _                          .

LANDLORD:
Attest:	Thomas & Howard Company

/s/ Thomas & Howard Company	/s/ Thomas & Howard Company
Secretary	President

TENANT:
Attest:	Dyadic International, Inc.

/s/ Mark A. Emalfarb
Secretary	President

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD

3rd LEASE AMENDMENT

   THIS AMENDMENT made and entered into this 28th day of September, 2005, by and between Thomas & Howard Company, hereinafter referred to as "Landlord';, party of the first part, and DYADIC INTERNATIONAL (USA), INC., a Florida Corporation hereinafter referred to as "Tenant", party of the second part.

W  I T N E S S E T H:

WHEREAS, under date of November 18, 1997, CPN International, Ltd entered into a Lease with Landlord covering 3150 square feet out of a 15,000 SF building located at 812 E. Post Street, Greensboro, North Carolina.

WHEREAS, subsequent to the date of November 18, 1997, CPN International, Ltd. was succeeded in interest by Dyadic International, and

WHEREAS, Tenant exercised its 1st option to renew it's lease for a term expiring December 31, 2000 via Tenant's letterhead dated April 7, 1999 and

WHEREAS, Tenant exercised its 2nd option to renew it's lease for a term expiring December 31, 2001 via Tenant's letterhead dated July 25, 2000 and

WHEREAS, Tenant exercised its 3rd option to renew it's lease for a term expiring December 31, 2002 via Tenant's letterhead dated September 4, 2001, and

WHEREAS, via 1st Amendment to lease dated July 19, 2002, Landlord and Tenant amended said Lease of November 18, 1997 for the purpose of granting to Tenant two (2) additional options to renew it's Lease, and

WHEREAS, Tenant exercised its 4th option to renew it's lease for a term expiring December 31, 2003 via Tenant's letterhead dated July 15, 2002, and

WHEREAS, Tenant exercised its 5th option to renew it's lease for a term expiring December 31, 2004 via Tenant's letterhead dated August 21, 2003, and

WHEREAS, Tenant exercised its 6th option to renew it's lease for a term expiring December 31, 2005 via Tenant's letterhead dated October 19, 2004, and

WHEREAS, via 2nd Lease Amendment dated June 29, 2005, Tenant leased additional space, and

   WHEREAS, by mutual agreement, it is the desire purpose and intent of the Landlord and Tenant to amend said Lease to set forth their agreement relative to renewing the Lease and changing the rental rate, and to that end and in consideration of the premises and the sum of One Dollar ($1.00) in hand paid by each of the parties to the other, the receipt of both sums being acknowledged hereby, the said Lease is amended as follows:

1.    The Lease of November 18, 1998, entered into by and between Landlord and Tenant is amended hereby by changing the expiration date of the Lease in paragraph 1 TERM to December 31, 2006.

2.    The current monthly rent of ONE THOUSAND NINE HUNDRED FIFTY-FIVE AND 09/100 DOLLARS ($1,955.09) shall be adjusted for the changes in the CPI from January 1, 2005 to December 31, 2005 for the period January 1, 2006 through December 31, 2006.

3.	This Amendment is effective as of the date of execution by both parties.

4.    The said Lease of November 18, 1998, with 1st Amendment dated July 19, 2002, 2nd Lease Amendment dated June 20, 2005, and with this 2nd Amendment by and between Landlord and Tenant as amended by this instrument is ratified, approved and confirmed hereby by Landlord and Tenant.

IN WITNESS WHEREOF, the Landlord has caused this instrument to be executed by its duly authorized officer, and the Tenant has caused this instrument to be executed by its duly authorized officer, for the uses and purposes stated herein this                     day of December, 2005.

LANDLORD:
Attest:	Thomas & Howard Company

/s/ Thomas & Howard Company	/s/ Thomas & Howard Company
Secretary	President

TENANT:
Attest:	Dyadic International, Inc.

/s/ Mark A. Emalfarb
Secretary	President

BISSELL
COMPANIES

January 2, 2007

Ms. Heidi Quededeaux
Dyadic International, Inc.
140 lntercoastal Pointe Dr.
Jupiter, FL 33477-5064

Dear Ms. Quededeaux:

Please find enclosed a fully executed 4th Lease Amendment for your records.

Please call me if you have any questions concerning this document.

Sincerely,

THE BISSELL COMPANIES, INC

/s/ Daniel G. Pierce
Daniel G. Pierce, SIOR
Sales Associate

DGP/ckp

Enclosure

The Bissell Companies, Inc.
4310 Regency Drive High Point, North Carolina 27265-9400   336.294.8900  336.292 .7910, fax e-mail : bissell@bellsouth.net

Independently Owned and Operated	website: www.BissellGreensboro.com

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD

4th LEASE AMENDMENT

THIS AMENDMENT made and entered into this 18th day of October, 2006, by and between Thomas & Howard Company, hereinafter referred to as "Landlord", party of the first part, and DYADIC INTERNATIONAL (USA), INC., a Florida Corporation hereinafter referred to as "Tenant", party of the second part.

W I T N E S S E T H:

WHEREAS, under date of November 18, 1997, CPN International, Ltd entered into a Lease with Landlord covering 3150 square feet out of a 15,000 SF building located at 812 E. Post Street, Greensboro, North Carolina.

WHEREAS, subsequent to the date of November 18, 1997, CPN International, Ltd. was succeeded in interest by Dyadic International, and

WHEREAS, Tenant exercised its 1st option to renew its lease for a term expiring December 31, 2000 via Tenant's letterhead dated April 7, 1999 and

WHEREAS, Tenant exercised its 2nd option to renew its lease for a term expiring December 31, 2001 via Tenant's letterhead dated July 25, 2000 and

WHEREAS, Tenant exercised its 3rd option to renew its lease for a term expiring December 31, 2002 via Tenant's letterhead dated September 4, 2001, and

WHEREAS, via 1st Amendment to lease dated July 19, 2002, Landlord and Tenant amended said Lease of November 18, 1997 for the purpose of granting to Tenant two (2) additional options to renew it's Lease, and

WHEREAS, Tenant exercised its 4th option to renew its lease for a term expiring December 31, 2003 via Tenant's letterhead dated July 15, 2002, and

WHEREAS, Tenant exercised its 5th option to renew its lease for a term expiring December 31, 2004 via Tenant's letterhead dated August 21, 2003, and

WHEREAS, Tenant exercised its 6th option to renew its lease for a term expiring December 31, 2005 via Tenant's letterhead dated October  19, 2004, and

WHEREAS, via 2nd Lease Amendment dated June 29, 2005, Tenant leased additional space, and

WHEREAS, via 3rd Lease Amendment dated September 28, 2005, Landlord and Tenant renewed said Lease term expiring December 31, 2006, and

WHEREAS, by mutual agreement, it is the desire purpose and intent of the Landlord and Tenant to amend said Lease to set forth their agreement relative to renewing the Lease and changing the rental rate, and to that end and in consideration of the premises and the sum of One Dollar ($1.00) in hand paid by each of the parties to the other, the receipt of both sums being acknowledged hereby, the said Lease is amended as follows:-

1.    The Lease of November 18, 1998, entered into by and between Landlord and Tenant is amended hereby by changing the expiration date of the Lease in paragraph 1 TERM to December 31, 2007.

2.    The monthly rent will increase to TWO THOUSAND THIRTY-FOUR AND 54/100 DOLLARS ($2,034.54) for the period January 1, 2007 through December 31, 2007.

3.	This Amendment is effective as of the date of execution by both parties.

4.    The said Lease of November 18, 1998, with 1st Amendment dated July 19, 2002, 2nd Lease Amendment dated June 20, 2005, 3rd Lease Amendment dated September 28, 2005, and with this 4th Lease Amendment by and between Landlord and Tenant as amended by  this instrument is ratified, approved and confirmed hereby by Landlord and Tenant.

IN WITNESS WHEREOF, the Landlord has caused this instrument to be executed by its duly authorized officer, and the Tenant has caused this instrument to be executed by its duly authorized officer, for the uses and purposes stated herein this 18th day of October, 2006.

Attest:	LANDLORD:
Thomas & Howard Company

/s/ Thomas & Howard Company
Secretary	President

TENANT:
Attest:	Dyadic International (USA), Inc.

/s/ Mark A. Emalfarb
Secretary	President
12-19-06

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD

LEASE AGREEMENT

THIS LEASE, made this 18th day of November, by and between Thomas & Howard Company, Inc., a North Carolina Corporation, hereinafter called the "Landlord", and CPN International Ltd., Inc., an Illinois Corporation, hereinafter called the "Tenant".

W I T N E S S E T H:

That for and inconsideration of the covenants and agreements hereinafter set out, to be kept and performed by the Tenant, the Landlord has demised and leased and by these presents does hereby demise and lease, to the Tenant, for the term and upon  the conditions hereinafter set out, the following described office and warehouse space, (hereinafter referred to as the "premises"), in a building located in the City of Greensboro, Guilford County, North Carolina, and more particularly described as follows:

Approximately 3,150 square feet out of a 15,000  square foot building located  at  812 Post Street together with the non-exclusive use of the front parking lot and rear loading area.

TO HAVE AND TO HOLD said premises and privileges and appurtenances thereunto belonging to the Tenant, its successors and assigns, upon the following terms and conditions:

1.    TERM. This Lease shall be for a term of two (2) years, which term shall begin on January 1, 1998, and uniess sooner terminated as hereinafter provided, shaH continue untii midnight on December 31, 1999.

2.    RENT. As rental for said premises, the Tenant covenants and agrees to pay the Landlord for the period January 1, 1998, through December 31, 1999, the sum of One Thousand Two Hundred Fifty and 00/100 Dollars ($1,250.00) per month.

All rent shall be due and payable on the first day of each month, in advance. Ifrent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said payment is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment.

3.   USE. Premises shall be used for such office, assembly, storage, distribution and manufacturing activities as are allowed under existing zoning and recorded covenants. Tenant shall not receive, store or otherwise handle any product, material, merchandise that is highly flammable, toxic or hazardous within the premises. Tenant intends to use said facility for a wet processing laboratory and sample/distribution outlet. As such, Tenant will install and maintain up to six (6) washer and/or washer-extractors with capacity from 5-125 pounds. Tenant will install and maintain a gas-fired hot water heater for said washer (extractors) and up to four (4) 50-125 pound gas-fired tumble dryers. Tenant will further install a conference and laboratory area to conduct research and development (R&D) and support the aforementioned activities.

4.   ASSIGNMENT OR SUBLEASE. Tenant is hereby granted the right to sublease any part or all of premises to any subtenants who conform to zoning or recorded covenants and with the prior written consent of the Landlord which shall not be unreasonably withheld; provided, however, Tenant shall not be released in, any fashion from all covenants of this Lease.

5.      TAXES AND OTHER CHARGES. During the term of this Lease, the Landlord shall pay all ad valorem taxes and municipal assessments assessed against said premises, and the Tenant shall pay all taxes and assessments against its personal property within the premises and all taxes and assessments, ifany, imposed by lawful authority as a result of its use and occupancy of the premises, including leasehold improvements. Tenant agrees to reimburse Landlord in each tax year after 1998 in an amount equal to Tenant's prorata share of any increase in real property taxes over and above taxes for the tax year 1998 against the demised premises; each such reimbursement shall be made for each year within thirty (30) days after receipt of copies of paid tax statements for the year. The Tenant shall pay all charges for electrical current, gas, water and other public utilities.

6.       INSURANCE. Landlord covenants and agrees to maintain standard fire and extended coverage insurance covering the building on the premises in an amount not less than eighty percent (80%1) of tl.ie replacement c.ost thereof Tenant shall pay any addition to, or inrease in the premiums on such insurance, caused solely by the use to which the premises are put by the Tenant, or by any other act of the Tenant. Tenant agrees that it shall bear the full risk of any loss or damage to its property located on, within or in the vicinity of the premises and shall maintain fire and extended coverage thereon at its sole cost and expense. Landlord shall not be liable in any manner for any loss or damage to Tenant's property located within the premises, it being understood that such loss or damage is Tenant's risk.

Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the premises, or as a result of the condition of the premises, the liability limits of such policy or policies to be in an amount not less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) with respect to injuries to or death of any one person, and in an amount  not less than One Million and 00/100 Dollars ($1,000,000.00) with respect to loss from any one accident or disaster, and in an amount of not less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) with respect to property damaged or destroyed. Said policy shall be written by an insurance company qualified to do business in the state within which the premises are located. Such policy or a duly executed certificate of insurance shall be delivered to Landlord within ten (10) days of first occupancy of premises. Any and all renewals thereof shall be delivered to Landlord at least ten (IO) days prior to the expiration of the then current policy term.

7.      DAMAGE OR DESTRUCTION. Ifthe building in which the leased space is located shall be damaged or destroyed by fire or other casualty, the Landlord shall, except as provided below as soon as practical, repair and restore the same to at least as good condition as before such damage or destruction occurred. Provided, however, if the building is damaged to the extent that the Landlord is unable to continue to provide at least seventy-five percent (75%) of the leased square footage for the purposes of the Tenant, either party may terminate this Lease by giving written notice of such termination to the other party within thirty (30) days after the occurrence of such damage or destruction. In the event of such termination, the Tenant's liability for payment of further rent shall ce.ase as of the date of such destruction or damage or the date of receipt of notice of such termination, whichever shall later occur, and it shall be entitled to a refund of  any rent previously paid proportionate to the remainder of the month following such date. IfLandlord or Tenant shall not terminate this Lease as hereinfore provided, and if seventy five (75%) percent or less of the leased square footage suitable for the purpose of Tenant is available after such destruction, Tenant may use such available square footage with rent payable hereunder equal to an amount based upon the remaining tenable premises in relation to the total square footage of the premises.

8.    DEFAULT IN PAYMENT  OR RENT: BREACH OF OTHER COVENANTS.  In the event of any default by the Tenant in the payment of rent, which default shall not be cured within ten (10) days, or the performance of any other agreement, covenant or obligation under this Lease, which shall not be cured within twenty (20) days unless Tenant commences to remedy such default within said twenty (20) day period and proceeds with due diligence; after written notice thereof, either with or without process of law, Landlord may re-enter and expel or remove Tenant, or any person or persons occupying the same, in addition to any other remedies which may then be provided by law or contained inthis Lease. Landlord shall have the right, upon such re-entry, to remove from the leased premises all, or any, personal property or trade fixtures of Tenant located therein, and may place the same in storage in a public warehouse at the expense or risk of the owner or owners thereof Landlord may exercise said right of re-entry or taking possession of the leased premises, with or without terminating this Lease. No such re-entry or taking possession of said premises by Landlord, shall be construed as an election on his part to terminate this Lease unless written notice of such election is given by Landlord to Tenant or unless such termination is decreed by a court of competent jurisdiction. Landlord may re-let said premises, or any part thereof, upon re-entry for all or any part of the remainder of the term of this Lease at such rental and upon such terms and conditions as Landlord may, with reasonable diligence, be able to secure. Rentals collected by Landlord from such re-letting said premises shall be applied first to the expenses of re-letting, and next to the payment of the rental and any other indebtedness due from Tenant to Landlord hereunder. Should the rentals collected from such re-letting be insufficient to cover the foregoing items, Tenant shall pay the deficiency to Landlord.

Ifthe rent or any other sums due to Landlord by Tenant hereunder is collected by or through an attorney at law, Tenant agrees to pay Landlord's actual and reasonable attorneys' fees incurred with respect thereto not in excess of fifteen percent (15%) of the amount collected. Ifthe laws of the State of North Carolina in effect at the time of such collection limit the amount so payable as attorneys' fees, then the maximum percentage (not in excess of fifteen percent (15%) of the amount so collected) allowed by such laws shall be applicable.

9.      REPAIRS. The Landlord shall keep and maintain the exterior walls and roof of the building (excluding windows and other glass and all exterior doors), located upon the premises in good state of repair and condition; provided, that if the Landlord fails to commence any repairs necessary to maintain the exterior walls and roof in such condition, within ten (10) days after written notice from the Tenant to do so, and to have the repairs completed within a reasonable time, the Tenant may have such repairs made and charge the expense thereof against the Landlord, deducting the same from rentals due or to become due at its option. Landlord agrees to indemnify and hold the Tenant harmless for any loss to property suffered as a result of Landlord's negligence to keep the premises in good repair as provided in this paragraph. Tenant shall maintain the air conditioning and heating equipment; Landlord, if said heating and air conditioning equipment is properly maintained, shall be responsible for replacement of fan motors, compressors, heat exchangers and the housing of said equipment, if necessary. Landlord warrants that the plumbing, electrical, and heating and air conditioning systems are in good operable condition on the initial date of occupancy by Tenant. Tenant agrees to maintain and pay for a maintenance contract on the heating and air conditioning system serving the premises. Such contract must provide that upon cancellation, written notice of the same shall be give to Landlord by both parties and shall include at least quarterly service for the filters, motor and belts. Tenant agrees to provide Landlord at all times with a copy of the then currently effective service contract. All other parts and portions of the premises including plumbing, electrical systems, plate glass exterior doors, and grounds shall be kept and maintained in good condition and repair by the Tenant.

10.    STATUTES AND ORDINANCES. The Tenant shall at all times fully and promptly comply with all applicable laws, ordinances, regulations and other order of any public authority.

11.   ALTERATIONS, IMPROVEMENTS, AND RETURN  OF PREMISES.  The Tenant, at its own expense, may make alterations, additions and improvements to the premises; provided, however, that all such alterations additions and improvements of a material or structural nature shall be made only with the prior written consent of the Landlord. All alterations, additions and improvements to the premises, paid for by Tenant, may be removed by Tenant upon termination of this Lease, but Tenant shall restore the premises to their  original condition if such alterations, additions and improvements are so removed at the Tenant's expense. The Tenant shall have the right to remove all fixtures, equipment and machinery installed upon the premises by it, provided that removal can be effected without materially damaging or affecting the building structurally. Any damage caused by such removal shall be repaired by the Tenant at its expense. The Tenant agrees that it will return the leased premises at the end of the term or upon any earlier termination of this Lease, in as good order and condition, fire or other casualty, wear and tear excepted, as the same are at the time of commencement of the Lease.

12. INSPECTION OF PREMISES. SIGNS AND ENTRY BY LANDLORD. The Landlord shall have the right to inspect and examine the premises at all reasonable hours. During the last three (3) months of the term of this Lease, the Landlord shall have the right to post on the premises signs indicating that the same is for sale or for rent and during such time the Landlord, its agents and employees, may enter upon the premises with prospective purchasers or tenants; provided, however, that such entry or entries shall be made only at reasonable times and hours.

13.   NOTICES. All notices required by or provided in this Agreement shall be sufficiently given ifmailed by registered or certified mail, addressed as follows:

If intended for the Landlord to:	Thomas & Howard Company, Inc.
P. 0. Box 20387
Greensboro, North Carolina 27420

If intended for the Tenant to:	CPN International Ltd, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida 33477

Rent checks should be made payable to Grubb & Ellis The Bissell Companies, Inc. and mailed to:

4602 Dundas Drive, Suite 200
Greensboro, North Carolina 27407

14.    QUIET AND PEACEABLE ENJOYMENT OF PREMISES BY TENANT. The Landlord covenants that the Tenant on paying the rent reserved and performing the covenants and agreements aforesaid, shall, peaceably and quietly, have, hold and enjoy the leased premises.

15.    INDEMNITY. The Tenant shall save the Landlord harmless from any liability by reason of personal injuries or property damage suffered by any person or persons while on the premises or as a result of the operation of the Tenant's business on the premises.

16.   ENVIROMENTAL MATTERS: INDEMNITIES. Tenant hereby indemnifies Landlord and agrees to hold Landlord harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by or asserted against Landlord for, with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, omission, discharging or release from the Premises of any "Hazardous Material" (and as defined herein), including without limitation any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, or any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating or relating to or imposing liability or standards of conduct concerning any Hazardous Material, but only to the extent caused by, or within the control of Tenant. Otherwise, Landlord agrees to indemnify and hold Tenant harmless from all of the foregoing that may have occurred prior to the commencement of the Lease. The provisions of and undertakings and indemnifications set out in this paragraph shall survive the termination of this Lease. Landlord represents, to the best of its knowledge, that the premises do not contain hazardous materials.

For purposes of this Lease, "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, or relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or any time hereafter in effect.

17.    SIGNS. All signs to be approved by the Landlord whose decision therein shall be final. The approval of the Landlord shall not be unreasonably withheld.

18.   HOLDING OVER. If Landlord allows the Tenant to hold over or remain in the possession or occupancy of the premises hereby leased after the expiration of the term of this Lease, without any written Lease of said premises being actually made and entered into between Landlord and Tenant, such holding over or continued possession or occupancy shall not be deemed or held to operate as any renewal or extension of this Lease, and shall ifrent is paid by Tenant and accepted by Landlord for or during any period of time it so holds over or remains in possession of occupancy, only create a tenancy from month to month at a rental rate of one hundred fifty percent (150%) of the rent hereinbefore specified, which may at any time be terminated by either Landlord or Tenant giving to the other thirty (30) days' notice of such intention to terminate the same. The Landlord may refuse, however, to allow the Tenant to hold over upon the expiration of the term ofthis Lease.

19.  INSOLVENCY  OR BANKRUPTCY  OF TENANT. If at any time during the term of this Lease, the Tenant shall be adjudged bankrupt or insolvent by a federal or state court of competent jurisdiction, at the option of the Landlord, such adjudication shall terminate and cancel this Lease without any further action on the part of either party hereto, and the Landlord may at once re-enter and take possession of the premises.

20.  SUCCESSORS  AND  ASSIGNS.   This Lease and all the covenants and provisions thereof shall inure to the benefit of and also be binding upon the successors, heirs, and assigns of the parties hereto. Each provision hereof shall be deemed both a covenant and a condition and shall run with the land.

21. RENEWAL OPTIONS. In consideration of the premises, the Landlord hereby grants unto the Tenant the exclusive right and option to renew or extend this Lease for three (3) further periods of one (1) year each commencing at the expiration of the original two (2) year term or the then-current term, however, that notice(s) of the exercise of such options shall be given by Tenant to the Landlord at least ninety (90) days before the expiration of the original term ofthis Lease or the then-current term, which notice(s) must be in writing. All the terms, provisions, covenants and conditions of the Lease shall apply to the option(s) to renew or extend except: At the beginning of each option to renew or extend, rent shall be increased in the same percentage as the Cost of Living Index has been increased on December 31, 1999; December 31, 2000; or December 31, 2001, from the January 1, 1998, level. The Cost of Living Index shall be measured by the Consumer Price Index of the Bureau of Labor Statistics of the United States Department of Labor if such Index shall be in use on December 31, 1999; December 31, 2000; or December 31, 2001; and if not, then by the Index generally acceptable as being comparable thereto. In no event shall rent be less than One Thousand
Two Hundred Fifty and 00/100 Dollars ($1,250.00) by reason ofthis provision.  *(SEE BELOW)

22. SECURITY DEPOSIT. Tenant agrees to deposit with Landlord the sum of One Thousand Two Hundred Fifty and 00/100 Dollars ($1,250.00) which sum shall be held by Landlord, without obligation of interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused by such event of default and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Upon termination of this lease, if Tenant is not then in default, any remaining balance of such deposit shall be returned by Landlord to Tenant within ten (10) days of request.

23. COMPLETE AGREEMENT. This written Lease contains the complete agreement of the parties with reference to the leasing of said property. No waiver of any breach of contract herein shall be construed as a waiver of the covenant itself or any subsequent breach thereof

21 . *(CONTINUED) In addition, the increases for the years 2000, 2001 , 2002 shall be the lesser of the Consumer Price Index of the Bureau of Labor Statistics of the US Dept. of Labor if such index shall be in use on December 31 , 1999;and if not, then by the index generally acceptable as being comparable thereto or 4%.

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed in triplicate, this 18th day of November, 1997.

Attest:		LANDLORD:
Thomas & Howard Company, Inc.

/s/ Thomas & Howard Company, Inc.		/s/ Thomas & Howard Company, Inc.
Corporate Secretary	(SEAL)	President

TENANT:
Attest:		CPN International Ltd, Inc.

/s/		/s/ Mark A. Emalfarb
Corporate Secretary	(SEAL)	President

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD

5th LEASE AMENDMENT

THIS AMENDMENT made and entered into this 15th day of November, 2007, by and between Thomas & Howard Company, hereinafter referred to as "Landlord", party of the first part, and DYADIC INTERNATIONAL (USA), INC., a Florida Corporation hereinafter referred to as "Tenant", party of the second part.

W I T N E S S E T H:

WHEREAS, under date of November 18, 1997, CPN International, Ltd entered into a Lease with Landlord covering 3150 square feet out of a 15,000 SF building located at 812 E. Post Street, Greensboro, North Carolina.

WHEREAS, subsequent to the date of November 18, 1997, CPN International, Ltd. was succeeded in interest by Dyadic International, and

WHEREAS, Tenant exercised its 1st option to renew its lease for a term expiring December 31, 2000 via Tenant's letterhead dated April 7, 1999 and

WHEREAS, Tenant exercised its 2nd option to renew its lease for a term expiring December 31, 2001 via Tenant's letterhead dated July 25, 2000 and

WHEREAS, Tenant exercised its 3rd option to renew its lease for a term expiring December 31, 2002 via Tenant's letterhead dated September 4, 2001, and

WHEREAS, via 1st Amendment to lease dated July 19, 2002, Landlord and Tenant amended said Lease of November 18, 1997 for the purpose of granting to Tenant two (2) additional options to renew it's Lease, and

WHEREAS, Tenant exercised its 4th option to renew its lease for a term expiring December 31, 2003 via Tenant's letterhead dated July 15, 2002, and

WHEREAS, Tenant exercised its 5th option to renew its lease for a term expiring December 31, 2004 via Tenant's letterhead dated August 21, 2003, and

WHEREAS, Tenant exercised its 5th option to renew its lease for a term expiring December 31, 2005 via Tenant's letterhead dated October 19, 2004, and

WHEREAS, via 2nd Lease Amendment dated June 29, 2005, Tenant leased additional space, and WHEREAS, via 3rd Lease Amendment dated September 28, 2005, Landlord and Tenant renewed said Lease term expiring December 31, 2006, and

WHEREAS, via 4th Lease Amendment dated October 18, 2006, Landlord and Tenant renewed said Lease term expiring December, 31, 2007, and

WHEREAS, by mutual agreement, it is the desire purpose and intent of the Landlord and Tenant to amend said Lease to set forth their agreement relative to renewing the Lease and changing the rental rate, and to that end and in consideration of the premises and the sum of One Dollar ($1.00) in hand paid by each of the parties to the other, the receipt of both sums being acknowledged hereby, the said Lease is amended as follows:

1.    The Lease of November 18, 1998, entered into by and between Landlord and Tenant is amended hereby by changing the expiration date of the Lease in paragraph 1 TERM to December 31, 2008.

2.    The monthly rent will increase to TWO THOUSAND NINETY-FIVE AND 84/100 DOLLARS ($2,095.84) for the period January 1, 2008 through December 31, 2008.

3.    This Amendment is effective as of the date of execution by both parties.

4.    The said Lease of November 18, 1998, with 1st Amendment dated July 19, 2002, 2nd Lease Amendment dated June 20, 2005, 3rd Lease Amendment dated September 28, 2005, 4th Lease Amendment dated October 18, 2006, and with this 5th Lease Amendment by and between Landlord and Tenant as amended by this instrument is ratified, approved and confirmed hereby by Landlord and Tenant.

IN WITNESS WHEREOF, the Landlord has caused this instrument to be executed by its duly authorized officer, and the Tenant has caused this instrument to be executed by its duly authorized officer, for the uses and purposes stated herein this 15th day of November, 2007.

Attest:	LANDLORD:
Thomas & Howard Company

/s/ Thomas & Howard Company, Inc.	/s/ Thomas & Howard Company, Inc.
Secretary	President

TENANT:
Attest:	Dyadic International (USA), Inc.

/s/	/s/ Mark A. Emalfarb
Secretary	President

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD

6th LEASE AMENDMENT

THIS AMENDMENT made and entered into this 19th day of November, 2008, by and between THOMAS & HOWARD COMPANY, hereinafter referred to as ALandlord@, party of the first part, and DYADIC INTERNATIONAL (USA), INC., a Florida Corporation hereinafter referred to as ATenant@, party of the second part.

W I T N ES S E T H:

WHEREAS, under date of November 18, 1997, CPN International, Ltd entered into a Lease with Landlord covering 3150 square feet out of a 15,000 SF building located at 812 E. Post Street, Greensboro, North Carolina.

WHEREAS, subsequent to the date of November 18, 1997, CPN International, Ltd. was succeeded in interest by Dyadic International, and

WHEREAS, Tenant exercised its 1st option to renew its lease for a term expiring December 31, 2000 via Tenant's letterhead dated April 7, 1999 and

WHEREAS, Tenant exercised its 2nd option to renew its lease for a term expiring December 31, 2001 via Tenant's letterhead dated July 25, 2000 and

WHEREAS, Tenant exercised its 3rd option to renew its lease for a term expiring December 31, 2002 via Tenant's letterhead dated September 4, 2001, and

WHEREAS, via 1st Amendment to lease dated July 19, 2002, Landlord and Tenant amended said Lease of November 18, 1997 for the purpose of granting to Tenant two (2) additional options to renew it's Lease, and

WHEREAS, Tenant exercised its 4th option to renew its lease for a term expiring December 31, 2003 via Tenant's letterhead dated July 15, 2002, and

WHEREAS, Tenant exercised its 5th option to renew its lease for a term expiring December 31, 2004 via Tenant's letterhead dated August 21, 2003, and

WHEREAS, Tenant exercised its 6th option to renew its lease for a term expiring December 31, 2005 via Tenant's letterhead dated October 19, 2004, and

WHEREAS, via 2nd Lease Amendment dated June 29, 2005, Tenant leased additional space, and

WHEREAS, via 3rd Lease Amendment dated September 28, 2005, Landlord and Tenant renewed said Lease term expiring December 31, 2006, and

WHEREAS, via 4th Lease Amendment dated October 18, 2006, Landlord and Tenant renewed said Lease term expiring December, 31, 2007, and

WHEREAS, via 5th Lease Amendment dated November 15, 2007, Landlord and Tenant renewed said lease term expiring December 31, 2008, and

WHEREAS, by mutual agreement, it is the desire purpose and intent of the Landlord and Tenant to amend said Lease to set forth their agreement relative to renewing the Lease and changing the rental rate, and to that end and in consideration of the premises and the sum of One Dollar ($1.00) rn hand paid by each of the parties to the other, the receipt of both sums being acknowledged hereby, the said Lease is amended as follows:

1.    The Lease of November 18, 1998, entered into by and between Landlord and Tenant is amended hereby by changing the expiration date of the Lease in paragraph 1 TERM to December 31,
2009.

2.    The monthly rent continues at TWO THOUSAND NINETY-FIVE AND 84/100 DOLLARS ($2,095.84) for the period January 1, 2009 through December 31, 2009.

Tenant shall have the option to give to Landlord anytime during the one (1) year extension of the lease a sixty (60) day prior written notice of its intention to cancel this lease.

3. This Amendment is effective as of the date of execution by both parties.

4. The said Lease of November 18, 1998, with 1st Amendment dated July 19, 2002, 2nd Lease Amendment dated June 20, 2005, 3rd Lease Amendment dated September 28, 2005, 4th Lease Amendment dated October 18, 2006, and with this 5th Lease Amendment dated November 15, 2007, and with this 6th Lease Agreement, by and between Landlord and Tenant, as amended by this instrument, is ratified, approved and confirmed hereby by Landlord and Tenant.

IN WITNESS WHEREOF, the landlord has caused this instrument to be executed by its duly authorized officer, and the Tenant has caused this instrument to be executed by its duly authorized officer, for the uses and purposes stated herein this 19th day of November, 2008.

Attest:	LANDLORD:
Thomas & Howard Company
/s/ Thomas & Howard Company, Inc.	/s/ Thomas & Howard Company, Inc.
Secretary	President

Attest:	TENANT:
Dyadic International (USA), Inc.
/s/	/s/ Mark A. Emalfarb
Secretary/ INTERIM CFO	CEO

January 5, 2010

Mr. Richard Jundzil
Dyadic International, Inc.
140 lntercoastal Pointe
Dr. Jupiter, FL 33477-5064

Dear Richard:

Please find enclosed a fully executed 7th  Lease Amendment between Thomas & Howard Company and Dyadic International (USA), Inc. for property located at 812 E. Post Street, Greensboro, North Carolina for your records.

Please call me if you have any questions.

Sincerely,

THE BISSELL COMPANIES, INC
/s/ Daniel G. Pierce
Daniel G. Pierce, SIOR Sales Associate

DGP/ckp
Enclosure

The Bissell Companies, Inc.
3859 Battleground Avenue Suite 300   Greensboro, North Carolina 27410   336.294.8900   336.282.8103, fax   e-mail: bissell@bellsouth .net
Independently Owned and Operated	website : www.BissellGreensboro.com

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD
7th LEASE AMENDMENT

THIS AMENDMENT made and entered into this 17th day of December, 2009, by and between THOMAS & HOWARD COMPANY, hereinafter referred to as "Landlord", party of the first part, and DYADIC INTERNATIONAL (USA), INC., a Florida Corporation hereinafter referred to as "Tenant", party of the second part.

W I T N E S S E T H:

WHEREAS, under date of Novermber 18, 1997, CPN International, Ltd entered into a Lease with Landlord covering 3150 square feet out of a 15,000 SF building located at 812 E. Post Street, Greensboro, North Carolina.

WHEREAS, subsequent to the date of November 18, 1997, CPN International, Ltd. was succeeded in interest by Dyadic International, and

WHEREAS, Tenant exercised its 1st option to renew its lease for a term expiring December 31, 2000 via Tenant's letterhead dated April 7, 1999 and

WHEREAS, Tenant exercised its 2nd option to renew its lease for a term expiring December 31, 2001 via Tenant's letterhead dated July 25, 2000 and

WHEREAS, Tenant exercised its 3rd option to renew its lease for a term expiring December 31, 2002 via Tenant's letterhead dated September 4, 2001, and

WHEREAS, via 1st Amendment to lease dated July 19, 2002, Landlord and Tenant amended said Lease of November 18, 1997 for the purpose of granting to Tenant two (2) additional options to renew it's Lease, and

WHEREAS, Teriant exercised its 4th option to renew its lease for a term expiring December 31, 2003 via Tenant's letterhead dated July 15, 2002, and

WHEREAS, Tenant exercised its 5th option to renew its lease for a term expiring December 31, 2004 via Tenant's letterhead dated August 21, 2003, and

WHEREAS, Tenant exercised its 6th option to renew its lease for a term expiring December 31, 2005 via Tenant's letterhead dated October 19,'2004, and

WHEREAS, via 2nd Lease Amendment dated June 29, 2005, Tenant leased additional space, and

WHEREAS, via 3rd Lease Amendment dated September 28, 2005, Landlord and Tenant renewed said Lease term expiring December 31, 2005, and

WHEREAS, via 4th Lease Amendment dated October 18, 2005, Landlord and Tenant renewed said Lease term expiring December, 31, 2007, and

WHEREAS, via 5th Lease Amendment dated November 15, 2007, Landlord and Tenant renewed said Lease term expiring December 31, 2008, and

WHEREAS, via 6th Lease Amendment dated November 19, 2008, Landlord and Tenant renewed said Lease term expiring December 31, 2009, and

WHEREAS, by mutual agreement, it is the desire purpose and intent of the Landiord and Tenant to amend said Lease to set forth their agreement relative to renewing the Lease and changing the rental rate, and to that end and in consideration of the premises and the sum of One Dollar ($1.00) in hand paid by each of the parties to the other, the receipt of both sums being acknowledged hereby, the said Lease is amended as follow:

1.    The Lease of November 18, 1998, entered into by and between Landlord and Tenant is amended hereby by changing the expiration date of the Lease in paragraph 1 TERM to December 31,2010.

2.    The monthly rent continues at TWO THOUSAND NINETY-FIVE AND 84/100 DOLLARS ($2,095.84) for the period January 1, 2010 through December 31, 2010.

Tenant shall have the option to give to Landlord anytime during the one (1) year extension of the lease a sixty (60) day prior written notice of its intention to cancel this lease.

3. This Amendment is effective as of the date of execution by both parties.

4. The said Lease of November 18, 1998, with 1st Amendment dated July 19,2002, 2nd Lease Amendment dated June 20, 2005, 3rd Lease Amendment dated September 28, 2005, 4th Lease Amendement dated October 18, 2006, 5th Lease Amendment dated November 15,2007, 6th Lease Amendment dated November 19th 2008, and this 7th Lease Amendment by and between Landlord and Tenant, as amended by this instrument, is ratified, approved and confirmed hereby by Landlord and Tenant.

IN WITNESS WHEREOF, the Landlord has caused this instrument to be executed by its duly authorized officer, and the Tenant has caused this instrument to be executed by its duly authorized officer, for the uses and purposes stated herein this 17th day of December, 2009.

Attest:	LANDLORD :
Thomas & Howard Company
/s/ Thomas & Howard Company, Inc.	/s/ Thomas & Howard Company, Inc.
Secretary	President

Attest:	TENANT:
Dyadic International (USA), Inc.
/s/	/s/ Mark A. Emalfarb
Secretary	CEO